UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2019
__________________________________________
Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________________________

Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont		05701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $.01 per share par value	CWST	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the 2019 Annual Meeting of Stockholders of Casella Waste Systems, Inc. (the “Company”) held on June 4, 2019 (the “Annual Meeting”), the Company’s stockholders voted on the following matters, which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2019: (i) to elect three Class I directors, each to serve a term expiring at the 2022 Annual Meeting of Stockholders (“Proposal 1”); (ii) to approve, in an advisory “say-on-pay” vote, the compensation of the Company’s named executive officers (“Proposal 2”); and (iii) to ratify the appointment of RSM US LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019 (“Proposal 3”). At the Annual Meeting, the stockholders of the Company re-elected the nominees of the Company's Board of Directors (the “Board”), Michael K. Burke, James F. Callahan, Jr. and Douglas R. Casella, as Class I directors, and approved Proposal 2 and Proposal 3. At the Annual Meeting, the holders of shares of the Company’s Class A common stock and Class B common stock representing 53,636,979 votes were represented in person or by proxy, constituting a quorum.

Set forth below are the final voting totals for the proposals acted upon at the Annual Meeting:

Proposal 1:	The following nominees were elected to the Board as Class I directors, each to serve for a term expiring at the 2022 Annual Meeting of Stockholders.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael K. Burke	42,756,680	6,245,598	4,634,701
James F. Callahan, Jr.	41,863,064	7,139,214	4,634,701
Douglas R. Casella	47,040,366	1,961,912	4,634,701

The terms of the following directors continued after the Annual Meeting: Joseph G. Doody, Emily Nagle Green, Gregory B. Peters, John W. Casella, William P. Hulligan and James E. O’Connor.

Proposal 2:	An advisory “say-on-pay” vote on the compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
48,010,004	890,688	101,586	4,634,701

Proposal 3:	The appointment of RSM US LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2019 was ratified.

Votes For	Votes Against	Votes Abstaining
52,745,499	885,323	6,157

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: June 6, 2019	By:	/s/ Edmond R. Coletta
Edmond R. Coletta
Senior Vice President and Chief Financial Officer